As filed with the Securities and Exchange Commission on April 24, 2014

Registration No. 333-195458

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM S-3

(Amendment No. 1)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

_______________________________

THE KEYW HOLDING CORPORATION

and certain subsidiaries identified in the “Table of Additional Registrants” below

(Exact name of registrant as specified in its charter)

Maryland	27-1594952
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7740 Milestone Parkway, Suite 400

Hanover, MD 21076

443-733-1600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Leonard E. Moodispaw

President and Chief Executive Officer

The KEYW Holding Corporation

7740 Milestone Parkway, Suite 400

Hanover, MD 21076

443-733-1600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies To:

Jonathan F. Wolcott, Esq. Holland & Knight LLP 1600 Tysons Boulevard, Suite 700 McLean, VA 22102 (703)-720-8600	Philip Luci, Jr., Esq. General Counsel The KEYW Holding Corporation 7740 Milestone Parkway, Suite 400 Hanover, Maryland 21076

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☑
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

TABLE OF ADDITIONAL REGISTRANTS

The following direct or indirect subsidiaries of the registrant may guarantee the debt securities issued hereunder and are co-registrants under this registration statement. The address, including zip code, and telephone number, including area code, for each of the co-registrants is c/o The KEYW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, telephone number: 443-733-1600.

Name of Co-Registrant	Jurisdiction of Organization	I.R.S. Employer Identification No.

The KEYW Corporation	Maryland	26-2620786
Hexis Cyber Solutions, Inc.	Maryland	06-1643722
The Analysis Group, LLC	Virginia	27-1877092
Everest Technology Solutions, Inc.	Delaware	26-0006228
Poole & Associates, Inc.	Maryland	52-2186559
SenSage, Inc.	California	94-3384824

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note:

The sole purpose of this amendment is to file an amended version of Exhibit 23.1 to the registration statement to add the signature of the registrant’s independent registered public accounting firm. No other changes have been made to the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16 of Part II, the Exhibit Index of the registration statement and Exhibit 23.1.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

A list of the exhibits required by Item 601 of Regulation S-K to be filed as part of this registration statement is set forth in the Exhibit Index below.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

THE KEYW HOLDING CORPORATION

/s/ Philip L. Calamia
Philip L. Calamia
Executive Vice President and Chief Financial Officer

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

*		April 24, 2014
Deborah A. Bonanni	Director

*		April 24, 2014
William I. Campbell	Director

*		April 24, 2014
Pierre A. Chao	Director

*		April 24, 2014
John G. Hannon	Director

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*		April 24, 2014
Kenneth A. Minihan	Director

*		April 24, 2014
Arthur L. Money	Director

*		April 24, 2014
Caroline S. Pisano	Director

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

THE KEYW CORPORATION

/s/ Philip L. Calamia
Philip L. Calamia
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	President, Chief Executive Officer and Director Principal Executive Officer)

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Treasurer, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*		April 24, 2014
Kimberly J. DeChello	Secretary, Chief Administrative Officer and Director

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

HEXIS CYBER SOLUTIONS, INC.

/s/ Philip L. Calamia
Philip L. Calamia
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	Chief Executive Officer and Director (Principal Executive Officer)

*	President	April 24, 2014
Chris Fedde

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Treasurer, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*		April 24, 2014
Kimberly J. DeChello	Secretary, Chief Administrative Officer and Director

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

THE ANALYSIS GROUP, LLC

/s/ Philip L. Calamia
Philip L. Calamia
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	President, Chief Executive Officer (Principal Executive Officer)

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Treasurer, Chief Financial Officer (Principal Financial and Accounting Officer)

THE KEYW CORPORATION, as sole managing member *		April 24, 2014
Leonard E. Moodispaw President and Chief Executive Officer	Sole Managing Member

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

EVEREST TECHNOLOGY SOLUTIONS, INC.

/s/ Philip L. Calamia
Philip L. Calamia
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Treasurer, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*		April 24, 2014
Kimberly J. DeChello	Secretary, Chief Administrative Officer and Director

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

POOLE & ASSOCIATES, INC.

/s/ Philip L. Calamia
Philip L. Calamia
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Treasurer, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*		April 24, 2014
Kimberly J. DeChello	Secretary, Chief Administrative Officer and Director

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hanover, Maryland, on this 24th day of April, 2014.

SENSAGE, INC.

/s/ Philip L. Calamia
Philip L. Calamia
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*		April 24, 2014
Leonard E. Moodispaw	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia	Treasurer, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*		April 24, 2014
Kimberly J. DeChello	Secretary, Chief Administrative Officer and Director

*By:
/s/ Philip L. Calamia		April 24, 2014
Philip L. Calamia
Attorney-in-Fact

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1	Form of Agency Agreement	*

1.2	Form of Underwriting Agreement(s)	*

2.1	Agreement and Plan of Merger, dated as of July 27, 2011, by and among The KEYW Corporation (“Purchaser”), FLD Acquisition Corporation, a wholly-owned subsidiary of Purchaser, Flight Landata Inc., and Jill Mann of Mann & Mann, P.C., as the Stockholder Representative.	(1)

2.2	Stock Purchase Agreement, dated September 10, 2012, by and among The KEYW Corporation, The KEYW Holding Corporation, Poole & Associates, Inc., the stockholders of Poole & Associates, Inc. and the Representative of the Sellers.	(2)

2.3	Agreement and Plan of Merger, dated September 13, 2012, by and among SenSage, Inc., The KEYW Corporation, The KEYW Holding Corporation, SSI Acquisition Corporation, and Fortis Advisors LLC as Representative of SenSage, Inc.'s shareholders.	(3)

3.1	Amended and Restated Articles of Incorporation of the Company	(4)

3.2	Amended and Restated Bylaws of the Company	(4)

4.3	Specimen of Common Stock Certificate	(5)

4.4	Form of Senior Debt Indenture	***

4.5	Form of Subordinated Debt Indenture	***

4.6	Form of Debt Security	*

4.7	Form of Preferred Stock Certificate	*

4.8	Form of Warrant Agreement	*

4.9	Form of Unit Agreement	*

5	Opinion of Holland & Knight, LLP	***

12	Statement regarding computation of ratio of earnings to fixed charges	***

23.1	Consent of Grant Thornton LLP	X

23.2	Consent of Holland & Knight LLP	**

24	Power of Attorney	***

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended	*

X	Filed herewith.

*	To be filed, if necessary, by an amendment to this Registration Statement or incorporated by reference to a Current Report on Form 8-K in connection with the offering of securities registered hereunder.

**	Included in Exhibit 5.

***	Previously Filed.

(1)	Filed as Exhibit 3.1 to Registrant’s Form 8-K filed August 10, 2011, File No. 001-34891.

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(2)	Filed as Exhibit 2.1 to Registrant's Current Report on Form 8-K filed September 12, 2012, File No. 001-34891.

(3)	Filed as Exhibit 2.1 to Registrant's Current Report on Form 8-K filed September 19, 2012, File No. 001-34891.

(4)	Filed as Exhibits 3.1 and 3.2 to Registrant’s Annual Report on Form 10-K, filed March 29, 2011, File No. 001-34891.

(5)	Incorporated by reference to the corresponding Exhibit number to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-16768).

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